Summary of significant accounting policies	12 Months Ended
Dec. 31, 2022
Summary of significant accounting policies
Significant accounting judgments, estimates and assumptions

Significant accounting judgments, estimates and assumptions

The preparation of the Group’s consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenue, expenses, assets and liabilities, and related disclosures. Uncertainty about these assumptions and estimates could lead to outcomes that require a material adjustment to the carrying amount of assets or liabilities for future periods.

The Group reviews its estimates, assumptions and judgments on an ongoing basis, including those related to revenue recognition, development expenses, share-based payment transactions, income taxes, impairment of goodwill, intangible assets and property, plant & equipment and business combinations, provisions for expected credit losses, convertible loans, equity instruments, useful lives of certain assets and leases.

The Group has based its assumptions and estimates on the parameters that were available when the consolidated financial statements were prepared. However, existing conditions and assumptions about future developments, may change due to market changes or circumstances beyond the Group’s control. Such changes are incorporated into the assumptions as they occur.

Revenue recognition

Our revenue recognition policy requires management to make significant estimates. Management analyzes various factors, including an evaluation of specific transactions, historical experience, creditworthiness of customers and current market and economic conditions. Changes in judgments based upon these factors may affect the timing and amount of revenues and expenses recognized and, consequently, the results of operations and financial condition. Significant estimates and judgments relate to:

●	Assessing whether a performance obligation is distinct in a bundled sales transactions;
●	Estimation of the variable considerations and the revenue constraint;
●	Estimation of stand-alone selling prices for each distinct performance obligation; and
●	The stage of completion of our custom development of software components for customers when revenues are satisfied over time.

The Group makes significant judgments when performing the assessment of whether a performance obligation is distinct from the other performance obligations in a contract, i.e. whether the good or service has a benefit to the customer in its own or together with readily available resources and/or whether the good or service is highly interrelated or constitutes a significant input with another good or service provided, or whether it significantly modifies or tailors another good or service. The relevant assessments include but are not limited to the following:

●	Whether the software license is distinct from the 3D printed guides - in most cases with contracts with collaborative partners in the Materialise Medical segment, the software licenses are combined with the manufacturing of the 3D printed guides, as the software license has no benefit to the customer without the manufacturing services.
●	Whether the development services are distinct from other performance obligations - in most cases these performance obligations are distinct but for certain contracts, the software license may be combined with the license and the 3D printed guides as one distinct performance obligation.

For stand-alone selling prices, the Group uses prices from price lists or historical prices for similar transactions. However, in certain cases such information is not readily available and in those cases the Group estimates the stand-alone selling price based on a cost plus mark-up or other estimate. In addition, for certain performance obligations such as development services, the stand-alone selling prices also require an estimate of the time required to complete the development. If the Group determines that the stand-alone selling price of one or more goods or services in a multiple element arrangement is highly variable or uncertain, the Group estimates the stand-alone selling price with reference to the total transaction price less the sum of the observable stand-alone selling prices of other goods or services promised in the contract.

Certain contracts include estimates of variable considerations within the transaction price and assessing the revenue constraint, such as:

●	Quantities/volume sold at fixed prices related to, but not limited to, the manufacturing of 3D printed products, software licenses sold, maintenance renewals;
●	Contractual prices may vary based on volume purchased during a given period;
●	FTE expenses for development or other services billed on a time and material basis; and
●	Volume rebates.

The method used to estimate the variable consideration depends on the number of possible scenarios and the probability of each scenario. If there are many possible scenarios with a high probability (each less than 50%), the Group will use the expected value method, while the most likely method is used when there is a scenario with a higher probability (more than 50%).

Variable consideration is not constrained when the Group determines, based on historical experience, a high reliable business forecast and/or the time frame of the estimates, that there is a high probability that it will not result in a future reversal of revenue.

We determine the stage of completion for development contracts satisfied over time by comparing the labor hours incurred to date with the estimated total labor hours required to complete the project. We consider labor hours to be the most reliable, available measure of progress on these projects. Adjustments to estimates are made in the period when facts that give rise to a change become known. When the estimate indicates that a loss will be incurred, the loss is recorded in the relevant period. Significant judgments and estimates are involved in determining the percentage of completion for each contract. Different assumptions can produce materially different results.

Development expenses

Under IAS 38, internally generated intangible assets from the development phase are recognized if certain conditions are met. These conditions include technical feasibility, the intention to complete, the ability to use or sell the asset under development, the availability of adequate technical, financial and other resources to complete the development, the ability to reliably measure the expenditure attributable to the intangible asset during development and evidence of how the asset will generate probable future economic benefits. The cost of a recognized internally generated intangible asset includes all directly attributable costs necessary to make the asset suitable for use as intended by management. In contrast, all expenditures arising from the research phase are expensed as incurred.

Determining whether internally generated intangible assets from development should be recognized as intangible assets requires significant judgment, particularly in determining whether the activities are considered research activities or development activities, whether the product enhancement is substantial, whether completion of the asset is technically feasible considering a company-specific approach, the likelihood of future economic benefits from sale or use, including an assessment of whether FDA approval will be obtained.

The Group has determined that the conditions for recognizing internally generated intangible assets from its own software, guides and other product development activities are not met until shortly before the products are available for sale, unless either (i) the Group has strong evidence that the above criteria are met and a detailed business plan is available showing that the asset will generate future economic benefits on a reasonable basis or (ii) the development is done at the specific request of the customer, the Group intends to market the product to other parties than the customer, the development is subject to an agreement and the substance of the agreement is that the customer will reimburse the Group for a significant portion of the development costs incurred. As such, development expenditures that do not meet the above criteria and expenditures for the research phase of internal projects are recognized in the consolidated income statement as incurred. This assessment is monitored by the Group on a regular basis.

The Group capitalized a total of K€3,422 of development expenses during 2022 of which:

●	K€2,438 related to capitalized internal development expenses of our digital transformation program; and
●	K€984 related to the transformation of the platform architecture to enable our software products to make the transition from desktop to (hybrid) cloud. Of the K€1,959 accumulated total asset under construction balance, K€1,287 was transferred to software, while K€672 was impaired per December 31, 2022.

Income taxes

Deferred tax assets are recognized only to the extent that it is probable that taxable profit will be available against which the deductible temporary difference can be utilized. Significant management judgment is required to determine the amount of deferred tax assets that may be recognized, based on the probable timing and level of future taxable profits, together with future tax planning strategies.

For any deferred tax assets to be recognized, and at a minimum, the respective Materialise entity should have recorded a taxable profit in the current year and it should be probable that a taxable profit will be achieved in the subsequent year.

As of December 31, 2022, the Group had current and non-current receivables related to tax credits for an amount of K€5,105 (2021: K€4,717; 2020: K€4,647)

As of December 31, 2022, the Group had K€87,558 (2021: K€58,161; 2020: K€50,538) of unused tax losses carried forward and unused Innovation Income Deductions, of which K€45,245 related to Materialise NV (2021: K€35,578; 2020: K€27,878). These losses relate to the parent and subsidiaries that have a history of losses, in countries where these losses do not expire and may not be used to offset taxable income elsewhere in the Group.

With respect to the unused tax losses and Innovation Income Deduction of Materialise NV, the deferred tax asset recognized at December 31, 2022 was limited to €0.2 million (2021: €0.0 million, 2020: €0.0 million). Under the Belgian Innovation Income Deduction system, companies can deduct up to 85% of their net innovation income from the taxable basis. According to the Group’s policy the Company has assessed that no additional deferred tax asset should be recognized with respect to its unused tax losses and unused Innovation Income Deductions carried forward in Belgium.

With respect to the unused tax losses of the other entities, we recognized at December 31, 2022 a deferred tax asset of € 1.6 million for Materialise USA related to losses carried forward from the acquired entities Link3D and Identify3D. No deferred tax assets were recognized in 2021 and 2020 except for our tax unity in Germany where we recorded a deferred tax asset of € 0.3 million related to 2020 losses and Materialise Motion where we recorded a deferred tax asset of € 1.8 million against a deferred tax liability of € 2.0 million. The Group has not recognized deferred tax assets on unused tax losses and Innovation Income Deduction totaling K€19,101 in 2022 (2021: K€12,033; 2020: K€22,661) given that it is not probable that sufficient positive taxable base will be available in the foreseeable future against which these tax losses and Innovation Income Deduction can be utilized.

If all deferred tax assets related to tax losses carried forward and unused Innovation Income Deduction would meet the criteria for recognition, the net result would have improved by K€19,101 in 2022 through a deferred tax benefit. This would represent the planned recovery of K€75,361 of carried forward tax losses and Innovation Income Deduction in future periods. Further details on taxes are disclosed in Note 22.10.

Impairment of goodwill, intangible assets and property, plant & equipment and determination of the cash-generating-unit.

The Group has goodwill for a total amount of K€44,155 as of December 31, 2022 (2021: K€18,726; 2020: K€18,599) which has been subject to an impairment test. The goodwill is tested for impairment based on a discounted cash flow model with cash flows for the next five years derived from the budget and a residual value considering a perpetual growth rate. The value in use is sensitive to the discount rate used for the DCF model as well as the expected future cash-inflows and the growth rate used for extrapolation purposes.

Also, as part of the impairment analysis, the Group needs to determine the different CGUs at the lowest non-aggregated level which requires the Group to make judgments about application of the criteria to determine the CGUs based on the facts and circumstances how the entities and business units within the CGU and within the Group operate and are monitored. The level of CGU may also have an impact on certain assumptions to make with regard to transfer pricing.

The key assumptions used to determine the value in use for the different CGUs are disclosed and further explained in Note 5.

The Group capitalized development expenses in 2022 for a total amount K€3,422 (2021: K€2,659; 2020: K€4,541). Those development expenses have been subject to an impairment test based on a discounted cash flow model with cash flows derived from the latest business plan. The value in use is sensitive to the discount rate used for the DCF model as well as the expected commercialization date for the products and the expected future cash inflows after commercialization. We refer to the section on development expenses above for further explanations.

When events or changes in circumstances indicate that the carrying amount of the intangible assets and property, plant and equipment may not be recoverable, we estimate the value in use for the individual assets, or when not possible, at the level of CGUs to which the individual assets belong.

During 2022 impairment charges have been recorded for K€672 (2021: K€177; 2020: K€4,606) related to the transformation of the platform architecture to enable our software products to make the transition from desktop to (hybrid) cloud.

Business combinations

We determine and allocate the purchase price of an acquired business to the assets acquired and liabilities assumed as of the business combination date. Business combinations are discussed further in Note 4. The purchase price allocation process requires us to make significant estimates and assumptions, including

●	estimated fair value of the acquired intangible assets;
●	estimated fair value of property, plant and equipment; and
●	estimated fair value of the contingent consideration.

The contingent consideration as included in the financial statements is recorded at fair value at the date of acquisition and is reviewed on a regular basis. The fair value of the contingent consideration is based on risk-adjusted future cash flows of different scenarios discounted using appropriate interest rates. The structure of the possible scenarios and the probability assigned to each one of them is reassessed by management at every reporting period and requires judgement from management about the outcome and probability of the different scenarios as well as the evolution of the variables.

While we are using our best estimates and assumptions as part of the purchase price allocation process to accurately value assets acquired and liabilities assumed at the date of acquisition, our estimates and assumptions are inherently uncertain and subject to refinement. Examples of critical estimates in valuing certain of the intangible assets we have acquired or may acquire in the future include but are not limited to:

●	future expected cash flows from customer contracts and relationships, software license sales and maintenance agreements;
●	the fair value of the plant and equipment
●	the fair value of the deferred revenue; and
●	discount rates.

Provision for expected credit losses of trade receivables and contract assets

The Group uses a provision matrix to calculate ECLs for trade receivables and contract assets. The provision rates are based on days past due for groupings of various customer segments that have similar loss patterns (i.e., by legal entity).

The provision matrix is initially based on the Group’s historical observed default rates. The Group will calibrate the matrix to adjust the historical credit loss experience with forward-looking information. For instance, if forecast economic conditions (i.e., gross domestic product) are expected to deteriorate over the next year which can lead to an increased number of defaults, the historical default rates are adjusted. At every reporting date, the historical observed default rates are updated and changes in the forward-looking estimates are analyzed.

The assessment of the correlation between historical observed default rates, forecast economic conditions and ECLs is a significant estimate. The amount of ECLs is sensitive to changes in circumstances and of forecast economic conditions. The Group’s historical credit loss experience and forecast of economic conditions may also not be representative of customer’s actual default in the future.

Convertible debt instruments

At December 31, 2022 the Group holds a convertible debt instrument issued by Fluidda which is measured at fair value through profit & loss. In determining the fair value of those convertible debt instruments, the Group considers different contractual parameters such as the repayment and conversion scenarios and dates. In addition, the Group needs to make significant estimates such as (i) the discount rate, (ii) the probabilities for each repayment and conversion scenario, (iii) the amount of a qualified capital increase that will determine the conversion factor and (iv) the timing for each repayment and conversion scenario.

The convertible loan granted to Fluidda in January 2019 has a notional amount of K€2,500. The carrying value of the convertible loan as of December 31, 2022 amounted to K€3,494. The Group recorded a downward remeasurement of K€316 in financial expenses in 2022. Fluidda is a private start-up company which offers turnkey contract research services for drug development and medical device development. Fluidda is currently loss-making. The convertible loan has a duration of 7 years with a 10% annual interest rate which is capitalized. In the fair value analysis, the Group has applied a discount factor of 12.67% that is based on the estimated WACC of Fluidda reflecting the uncertainty in relation to the success of the company and the applied estimates by the Group.

The Group previously granted a convertible loan to AM Flow in January 2020 with a notional amount of K€300. The loan was converted into shares of AM Flow in September 2020 at a fair value of K€307. AM Flow is currently loss-making.

Equity investment held in Essentium

The Group acquired an equity investment of K$3,300 in Essentium, a non-listed US company during 2018 and 2019. The Group has elected to measure the equity investment at fair value with changes in fair value recognized in OCI. At the end of 2021 Essentium was facing significant liquidity issues and significant uncertainty related to the fund-raising process and started a process of restructuring its organization. As a result of these elements, and considering the Group’s subordinate position as shareholder, the Group remeasured the fair value of its investment to zero on December 31, 2021 and recognized a K€3,443 downward fair value adjustment in OCI for the year ended December 31, 2021. Essentium raised funds in 2022 and restructured. However, the company continued making losses and its liquidity position remained critical. The Group determined that the fair value of this equity investment remained zero at December 31, 2022.

Changes in useful life for certain assets

We review the useful life of our definite lived intangible assets and property, plant and equipment on an annual basis considering the current facts and circumstances available. The intangibles with indefinite useful lives are reviewed each annual reporting to determine whether events and circumstances continue to support an indefinite useful life.

Leases – estimating the discount rate and probability of exercising extension options/termination options and purchase options

The Group cannot always determine the interest rate implicit in the lease contract and therefore, the Group has to estimate the incremental borrowing rate to measure certain lease liabilities such as buildings. The Group uses for buildings the property yield as reference to determine the incremental borrowing rate. For other assets, the Group generally uses the interest rate implicit in the lease contract or applies the incremental borrowing rate for a portfolio of similar assets. The incremental borrowing rate reflects what the Group “would have to pay”, which requires estimation when no observable rates are available or when they need to be adjusted to reflect the terms and conditions of the lease.

In addition, certain lease contracts may have extension options, termination options in case of property leases and/or purchase options in case of leases. The Group estimates whether it is reasonably certain or not, whether those options will be exercised or not, which impact the lease term in case of extension options and termination options and the period over which the lease assets are depreciated in case of purchase options.